UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
September 13, 2016
 Date of Report (date of earliest event reported)
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OPGEN, INC.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification Number)

708 Quince Orchard Road, Suite 205
Gaithersburg, MD 20878
(Address of principal executive offices)
(240) 813-1260
(Registrant's telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 13, 2016, OpGen, Inc. (the "Company") entered into a Sales Agreement (the "Sales Agreement") with Cowen and Company, LLC ("Cowen") pursuant to which the Company may offer and sell from time to time in an "at the market offering", at its option, up to an aggregate of $25 million of shares (the "Placement Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"), through Cowen, as sales agent, with initial sales to be limited to an aggregate of $11.5 million of Placement Shares (the "ATM Offering").  Pursuant to the Sales Agreement, Cowen may sell the Placement Shares by any method permitted by law deemed to be an "at the market offering" as defined in Rule 415 of the Securities Act of 1933, as amended, including, without limitation, sales made by means of ordinary brokers' transactions on The NASDAQ Capital Market or otherwise at market prices prevailing at the time of sale, in block transactions, or as otherwise directed by the Company.
Cowen will use commercially reasonable efforts to sell the Placement Shares from time to time, based upon instructions from the Company (including any price, time or size limits or other customary parameters or conditions the Company may impose). The Company will pay Cowen a commission equal to three percent (3.0%) of the gross sales proceeds of any Placement Shares sold through Cowen under the Sales Agreement, and has provided Cowen with customary indemnification and contribution rights.  The Company is not obligated to make any sales of Common Stock under the Sales Agreement. The offering of Placement Shares pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all Placement Shares subject to the Sales Agreement, or (ii) termination of the Sales Agreement in accordance with its terms.
The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Sales of the Placement shares will be made pursuant to a prospectus supplement to the Company's previously filed and currently effective shelf Registration Statement on Form S-3 (File No. 333-213356). This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
A copy of the opinion of Ballard Spahr LLP, relating to the legality of the shares, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

5.1	Opinion of Ballard Spahr LLP

10.1	Sales Agreement by and between OpGen, Inc. and Cowen and Company, LLC dated September 13, 2016.

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
OPGEN, INC.

Date: September 14, 2016	By:	/s/ Timothy C. Dec
Timothy C. Dec Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Ballard Spahr LLP
10.1	Sales Agreement by and between OpGen, Inc. and Cowen and Company, LLC dated September 13, 2016.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)